                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

      _______________________________________________________________

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On July 25, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of June 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                   AND NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  August 28,2003                      By:/s/ Paul Martin
-----------------------                           --------------------------
                                                  Paul Martin
                                                  Vice President and Controller

      _______________________________________________________________

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

   20.7        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2003

      _______________________________________________________________

                   Navistar Financial 2000 - A Owner Trust
                        For the Month of June, 2003
                     Distribution Date of July 15, 2003
                          Servicer Certificate #41

Original Pool Amount                                            $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                     $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                     $19,742,835.24

Beginning Pool Balance                                           $71,238,225.62
Beginning Pool Factor                                                 0.1499752

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $4,263,485.53
     Interest Collected                                             $543,566.90

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds/Recoveries                                 $47,229.37
Total Additional Deposits                                            $47,229.37

Repos/Chargeoffs                                                    $113,310.33
Aggregate Number of Notes Charged Off                                        65

Total Available Funds                                             $4,834,388.93

Ending Pool Balance                                              $66,881,322.63
Ending Pool Factor                                                    0.1408028

Servicing Fee                                                        $59,365.19

Repayment of Servicer Advances                                       $19,892.87

Memo Item - Reserve Account
     Prior Month Balance                                          $9,500,000.00
     Invest. Income                                                   $9,130.40
     Excess Serv.                                                         $0.00
     Transfer (to)/from Collections Account                         ($18,250.38)
     Beginning Balance                                            $9,490,880.02

Reserve Account:
     Beginning Balance  (see Memo Item)                           $9,490,880.02
     Target Percentage                                                    5.50%
     Target Balance                                               $3,678,472.74
     Minimum Balance                                              $9,500,000.00
     (Release)/Deposit                                               ($9,130.40)
     Ending Balance                                               $9,481,749.62

Current Weighted Average APR:                                             8.886%
Current Weighted Average Remaining Term (months):                         19.46

Delinquencies                                              Dollars      Notes
     Installments:                1 - 30 days            781,373.85       741
                                 31 - 60 days            171,984.97       143
                                     60+ days            223,889.59        40
     Total:                                            1,177,248.41       750

     Balances:                      60+  days            874,920.16        40

        _______________________________________________________________

Navistar Financial 2000 - A Owner Trust
For the Month of June, 2003
                                                                                 NOTES

                                                TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                  $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%           0.00%           0.00%          96.25%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $71,238,225.62
Ending Pool Balance                    $66,881,322.63

Collected Principal                     $4,243,592.66
Collected Interest                        $543,566.90
Charge - Offs                             $113,310.33
Liquidation Proceeds/Recoveries            $47,229.37
Servicing                                  $59,365.19
Cash Transfer from Reserve Account         $18,250.38
Total Collections Avail for Debt Svc    $4,793,274.12

Beginning Balance                      $71,238,225.62           $0.00          $0.00            $0.00  $65,416,792.17 $5,821,433.45

Interest Due                              $436,371.13           $0.00          $0.00            $0.00     $400,132.71    $36,238.42
Interest Paid                             $436,371.13           $0.00          $0.00            $0.00     $400,132.71    $36,238.42
Principal Due                           $4,356,902.99           $0.00          $0.00            $0.00   $4,193,519.13   $163,383.86
Principal Paid                          $4,356,902.99           $0.00          $0.00            $0.00   $4,193,519.13   $163,383.86

Ending Balance                         $66,881,322.63           $0.00          $0.00            $0.00  $61,223,273.04 $5,658,049.59
Note/Certificate Pool Factor                                   0.0000         0.0000           0.0000          0.5052        0.3176
(Ending Balance/Original Pool Amt)
Total Distributions                     $4,793,274.12           $0.00          $0.00            $0.00   $4,593,651.84   $199,622.28

Interest Shortfall                              $0.00           $0.00          $0.00            $0.00           $0.00         $0.00
Principal Shortfall                             $0.00           $0.00          $0.00            $0.00           $0.00         $0.00
     Total Shortfall                            $0.00           $0.00          $0.00            $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                                $0.00
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance          $9,490,880.02
(Release)/Draw                             ($9,130.40)
Ending Reserve Acct Balance             $9,481,749.62

1 Principal distributions will be paid in the following priority:  First 100% to class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off 6 days, from 3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

    _______________________________________________________________

Navistar Financial 2000 - A Owner Trust
For the Month of June, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                          5                 4                 3                 2                 1
                                                     Feb-03            Mar-03            Apr-03            May-03            Jun-03

Beginning Pool Balance                       $92,154,824.35    $86,403,648.03    $81,246,234.52    $76,014,836.05    $71,238,225.62

A) Loss Trigger:
Principal of Contracts Charged Off              $179,014.57        $49,673.95        $69,527.73       $130,945.02       $113,310.33
Recoveries                                      $226,413.39       $182,561.55       $296,962.36       $145,169.07        $47,229.37

Total Charged Off (Months 5,4,3)                $298,216.25
Total Recoveries (Months 3,2,1)                 $489,360.80
Net Loss/(Recoveries) for 3 Mos                ($191,144.55)(a)

Total Balance (Months 5,4,3)                $259,804,706.90 (b)

Loss Ratio Annualized [(a/b)*(12)]                  -0.8829%

Trigger: Is Ratio > 1.5%                                No

                                                               Apr-03              May-03            Jun-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                          $887,943.18         $830,695.61       $874,920.16
     As % of Beginning Pool Balance                            1.09290%            1.09281%          1.22816%
     Three Month Average                                       1.19160%            1.08236%          1.13796%
Trigger: Is Average > 2.0%                              No

C) Noteholders Percent Trigger:                     1.9962%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
                                                        No
Trigger: Is Minimum < 1.0%

                                _______________________________________________________________

                  Navistar Financial 2000 - B Owner Trust
                        For the Month of June, 2003
                     Distribution Date of July 15, 2003
                         Servicer Certificate #33

Original Pool Amount                                            $764,710,097.53

Beginning Pool Balance                                          $135,829,344.29
Beginning Pool Factor                                                 0.1776220

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $8,389,228.19
     Interest Collected                                           $1,050,854.39

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds/Recoveries                                $294,720.52
Total Additional Deposits                                           $294,720.52

Repos/Chargeoffs                                                    $417,153.63
Aggregate Number of Notes Charged Off                                       200

Total Available Funds                                             $9,733,991.00

Ending Pool Balance                                             $127,023,774.57
Ending Pool Factor                                                    0.1661071

Servicing Fee                                                       $113,191.12

Repayment of Servicer Advances                                          $812.10

Memo Item - Reserve Account
     Prior Month Balance                                         $15,294,201.95
     Invest. Income                                                  $13,828.17
     Excess Serv.                                                    $45,639.35
     Transfer (to)/from Collections Account                               $0.00
     Beginning Balance                                           $15,353,669.47

Reserve Account:
     Beginning Balance  (see Memo Item)                          $15,353,669.47
     Target Percentage                                                    5.50%
     Target Balance                                               $6,986,307.60
     Minimum Balance                                             $15,294,201.95
     (Release)/Deposit                                              ($59,467.52)
     Ending Balance                                              $15,294,201.95

Current Weighted Average APR:                                             9.790%
Current Weighted Average Remaining Term (months):                         23.14

Delinquencies                                                Dollars      Notes
     Installments:                 1 - 30 days          1,400,601.43      1,229
                                  31 - 60 days            433,690.86        373
                                      60+ days            916,560.72         96

     Total:                                             2,750,853.01      1,289

     Balances:                        60+ days          2,019,976.49         96

        _______________________________________________________________

Navistar Financial 2000 - B Owner Trust
For the Month of June, 2003

                                               TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   LASS B NOTES
Original Pool Amount                 $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                   0.00%           0.00%           0.00%          96.25%          3.75%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance               $135,829,344.29
Ending Pool Balance                  $127,023,774.57

Collected Principal                    $8,388,416.09
Collected Interest                     $1,050,854.39
Charge - Offs                            $417,153.63
Liquidation Proceeds/Recoveries          $294,720.52
Servicing                                $113,191.12
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc   $9,620,799.88
Beginning Balance                    $135,829,344.31            $0.00          $0.00           $0.00 $125,485,275.01 $10,344,069.30

Interest Due                             $769,590.81            $0.00          $0.00           $0.00     $708,991.80     $60,599.01
Interest Paid                            $769,590.81            $0.00          $0.00           $0.00     $708,991.80     $60,599.01
Principal Due                          $8,805,569.72            $0.00          $0.00           $0.00   $8,475,360.85    $330,208.86
Principal Paid                         $8,805,569.72            $0.00          $0.00           $0.00   $8,475,360.85    $330,208.86

Ending Balance                       $127,023,774.59            $0.00          $0.00           $0.00 $117,009,914.16 $10,013,860.44
Note/Certificate Pool Factor                                   0.0000         0.0000          0.0000          0.6547         0.3492
(Ending Balance/Original Pool Amount)
Total Distributions                    $9,575,160.53            $0.00          $0.00           $0.00   $9,184,352.65    $390,807.87

Interest Shortfall                             $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                            $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                           $0.00            $0.00          $0.00           $0.00           $0.00          $0.00
             (required from Reserve)
Excess Servicing                          $45,639.35
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         15,353,669.47
(Release)/Draw                           ($59,467.52)
Ending Reserve Acct Balance           $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

                                _______________________________________________________________

Navistar Financial 2000 - B Owner Trust
For the Month of June, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                         5                 4                 3                 2                 1
                                                    Feb-03            Mar-03            Apr-03            May-03            Jun-03

Beginning Pool Balance                     $175,524,754.84   $165,075,041.03   $155,703,462.49   $146,378,334.16   $135,829,344.29

A) Loss Trigger:
Principal of Contracts Charged Off             $596,559.68       $232,070.74       $517,549.49       $532,257.43       $417,153.63
Recoveries                                     $878,880.98       $377,150.41       $377,234.28     $1,137,973.46       $294,720.52

Total Charged Off (Months 5,4,3)             $1,346,179.91
Total Recoveries (Months 3,2,1)              $1,809,928.26
Net Loss/(Recoveries) for 3 Mos               ($463,748.35)(a)

Total Balance (Months 5,4,3)               $496,303,258.36 (b)

Loss Ratio Annualized [(a/b)*(12)]                 -1.1213%

Trigger: Is Ratio > 1.5%                             No

                                                             Apr-03                  May-03                Jun-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                       $2,247,258.52           $1,875,963.35         $2,019,976.49
     As % of Beginning Pool Balance                           1.44329%                1.28159%              1.48714%
     Three Month Average                                       1.5529%                 1.6101%              1.40401%

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:                   2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                            No

                                _______________________________________________________________

                                        Navistar Financial 2001 - A Owner Trust
                                               For the Month of June 2003
                                           Distribution Date of July 15, 2003
                                                Servicer Certificate #27

Original Pool Amount                                            $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                     $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                    $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                     $22,107,022.10
Beginning Pool Balance                                          $127,554,509.63
Beginning Pool Factor                                                 0.3188869

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $5,938,811.02
     Interest Collected                                             $991,768.76
     Mandatory Prepayments                                                $0.00
Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $225,453.45
Total Additional Deposits                                           $225,453.45

Repos / Chargeoffs                                                  $126,331.34
Aggregate Number of Notes Charged Off                                       123

Total Available Funds                                             $7,086,738.12

Ending Pool Balance                                             $121,558,662.38
Ending Pool Factor                                                    0.3038972

Servicing Fee                                                       $106,295.42

Repayment of Servicer Advances                                       $69,295.11

Memo Item - Reserve Account
     Prior Month Balance                                          $7,999,984.48
     Invest. Income                                                   $6,460.69
     Excess Serv.                                                   $416,784.28
     Transfer (to)/from Collections Account                               $0.00
     Beginning Balance                                            $8,423,229.45

Reserve Account:

     Beginning Balance  (see Memo Item)                           $8,423,229.45
     Target Percentage                                                     5.50%
     Target Balance                                               $6,685,726.43
     Minimum Balance                                              $7,999,984.48
     (Release) / Deposit                                           ($423,244.96)
     Ending Balance                                               $7,999,984.48

Current Weighted Average APR:                                             9.463%

Current Weighted Average Remaining Term (months):                         28.55

Delinquencies

                                                               Dollars     Notes
     Installments:                 1 - 30 days              953,184.38       943
                                  31 - 60 days              265,627.86       281
                                      60+ days               88,923.26        55

     Total:                                               1,307,735.50       950

     Balances:                       60+  days            1,251,312.78        55

                                _______________________________________________________________

Navistar Financial 2001 - A Owner Trust
For the Month of June 2003
                                                                             NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4   LASS B NOTES
Original Pool Amount                   $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%           0.00%          95.75%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                 $127,554,509.63
Ending Pool Balance                    $121,558,662.38

Collected Principal                      $5,869,515.91
Collected Interest                         $991,768.76
Charge - Offs                              $126,331.34
Liquidation Proceeds / Recoveries          $225,453.45
Servicing                                  $106,295.42
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Svc     $6,980,442.70

Beginning Balance                      $127,554,509.63          $0.00           $0.00  $26,552,192.96 $92,500,000.00  $8,502,316.67

Interest Due 2                             $567,811.17          $0.00           $0.00     $110,412.87    $417,791.67     $39,606.63
Interest Paid                              $567,811.17          $0.00           $0.00     $110,412.87    $417,791.67     $39,606.63
Principal Due                            $5,995,847.25          $0.00           $0.00   $5,741,023.74          $0.00    $254,823.51
Mandatory Prepayments Class A-1 only                                            $0.00
Principal Paid                           $5,995,847.25          $0.00           $0.00   $5,741,023.74          $0.00    $254,823.51

Ending Balance                         $121,558,662.38          $0.00           $0.00  $20,811,169.22 $92,500,000.00  $8,247,493.16
Note / Certificate Pool Factor
     (Ending Balance/Orginal Pool Amt)                         0.0000          0.0000          0.2081         1.0000         0.4851

Total Distributions                      $6,563,658.42          $0.00           $0.00   $5,851,436.61    $417,791.67    $294,430.14

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
                    Total Shortfall              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                           $416,784.28
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $8,423,229.45
(Release) / Draw                          ($423,244.96)
Ending Reserve Acct Balance              $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to class A-1 until paid in full, second 95.75% applied sequentially to Class A Notes and 4.25% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for the first settlement based off 18-days, from 4/27/01-5/15/01.

(* y represents previously paid interest and principal on other classes.)
                                _______________________________________________________________

Navistar Financial 2001 - A Owner Trust
For the Month of June 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                            5                 4                 3                2                1
                                                       Feb-03            Mar-03            Apr-03           May-03           Jun-03

Beginning Pool Balance                        $156,294,458.07   $148,510,694.83   $140,437,722.95  $134,764,353.69  $127,554,509.63

A) Loss Trigger:
Principal of Contracts Charged Off                $415,563.64       $422,222.48       $313,690.36      $337,350.81      $126,331.34
Recoveries                                        $395,138.47       $239,503.48       $268,387.81      $380,983.45      $225,453.45

Total Charged Off (Months 5,4,3)                $1,151,476.48
Total Recoveries (Months 3,2,1)                   $874,824.71
Net Loss/(Recoveries) for 3 Mos                   $276,651.77 (a)

Total Balance (Months 5,4,3)                  $445,242,875.85 (b)

Loss Ratio Annualized [(a/b)*(12)]                    0.7456%

Trigger: Is Ratio > 1.5%                                 No

                                                                 Apr-03               May-03             Jun-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                            $1,537,536.58        $1,722,832.38      $1,251,312.78
     As % of Beginning Pool Balance                               1.09482%             1.27840%           0.98100%
     Three Month Average                                          1.09356%             1.15405%           1.11807%

Trigger: Is Average > 2.0%                                No

C) NoNoteholdersePercentrTrigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                              2.0000%

Trigger: Is Minimum < 1.0%                                No

                                _______________________________________________________________

                        Navistar Financial 2001 - B Owner Trust
                              For the Month of June 2003
                          Distribution Date of July 15, 2003
                               Servicer Certificate #21

Original Pool Amount                                            $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                    $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                   $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                     $30,633,447.04
Beginning Pool Balance                                          $242,414,732.94
Beginning Pool Factor                                                 0.4848300

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $11,405,217.37
     Interest Collected                                           $1,678,017.19
     Mandatory Prepayments                                                $0.00
Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $388,800.97
Total Additional Deposits                                           $388,800.97

Repos / Chargeoffs                                                  $722,039.30
Aggregate Number of Notes Charged Off                                       137

Total Available Funds                                            $13,472,035.53

Ending Pool Balance                                             $230,287,476.27
Ending Pool Factor                                                    0.4605755

Servicing Fee                                                       $202,012.28

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month Balance                                         $13,332,810.31
     Invest. Income                                                  $14,606.35
     Excess Serv.                                                   $358,335.91
     Transfer (to) Collections Acct                                       $0.00
     Beginning Balance                                           $13,705,752.57

Reserve Account:
     Beginning Balance  (see Memo Item)                          $13,705,752.57
     Target Percentage                                                     5.50%
     Target Balance                                              $12,665,811.19
     Minimum Balance                                              $9,999,988.40
     (Release) / Deposit                                         ($1,039,941.38)
     Ending Balance                                              $12,665,811.19

Current Weighted Average APR:                                             8.330%
Current Weighted Average Remaining Term (months):                         33.66

Delinquencies

                                                               Dollars     Notes
     Installments:                   1 - 30 days          1,691,061.18     1,470
                                    31 - 60 days            314,138.40       325
                                         60+ days           133,441.94        70

     Total:                                               2,138,641.52     1,477

     Balances:                           60+  days        1,891,733.01        70

                                 _______________________________________________________________

Navistar Financial 2001 - B Owner Trust
For the Month of June 2003
                                                                                          NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                                 0.00%           0.00%          96.25%          0.00%          3.75%
     Coupon                                                    2.4400%         2.8300%         1.4300%        4.3700%        4.8300%

Beginning Pool Balance                 $242,414,732.94
Ending Pool Balance                    $230,287,476.27

Collected Principal                     $11,405,217.37
Collected Interest                       $1,678,017.19
Charge - Offs                              $722,039.30
Liquidation Proceeds / Recoveries          $388,800.97
Swap Payments to/(from)Trust              ($244,176.26)
Servicing                                  $202,012.28
Investment Earnings from Pre-Funding Acct.       $0.00
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Svc    $13,025,846.99

Beginning Balance                      $242,414,732.94          $0.00           $0.00 $139,440,755.45 $90,897,000.00 $12,076,977.49

Interest Due 2                             $540,254.41          $0.00           $0.00     $160,628.00    $331,016.58     $48,609.83
Interest Paid                              $540,254.41          $0.00           $0.00     $160,628.00    $331,016.58     $48,609.83
Principal Due                           $12,127,256.67          $0.00           $0.00  $11,672,484.54          $0.00    $454,772.13
Mandatory Prepayments Class A-1 only             $0.00          $0.00
Principal Paid                          $12,127,256.67          $0.00           $0.00  $11,672,484.54          $0.00    $454,772.13

Ending Balance                         $230,287,476.27          $0.00           $0.00 $127,768,270.91 $90,897,000.00 $11,622,205.36
Note/Certificate Pool Factor                                   0.0000          0.0000          0.7138         1.0000         0.6199
     (Ending Balance/Original Pool Amount)
Total Distributions                     $12,667,511.08          $0.00           $0.00  $11,833,112.54    $331,016.58    $503,381.96

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                           $358,335.91
     (see Memo Item-Reserve Account)

     Beginning Reserve Acct Balance     $13,705,752.57
     (Release) / Draw                   ($1,039,941.38)
     Ending Reserve Acct Balance        $12,665,811.19

1 Principal distributions will be paid in the following priority:  First to class A-1 until paid in full, second 96.25% applied sequentially to Class A Notes and 3.75% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 and A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for the first settlement based off 14-days, from 11/01/01-11/15/01. Class A-3 interest based on one Month Libor +25bp.

(*y represents previously paid interest and principal on other classes.)

-------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month       $155,573.19
 Total Outstanding Servicer Advances    $3,927,661.98
-------------------------------------------------------------------------

                               _______________________________________________________________

Navistar Financial 2001 - B Owner Trust
For the Month of June 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

                                                      5                 4                 3                 2                 1
                                                 Feb-03            Mar-03            Apr-03            May-03            Jun-03

Beginning Pool Balance                  $288,031,166.93   $277,004,430.42   $266,322,804.47   $256,157,123.10   $242,414,732.94

A) Loss Trigger:
Principal of Contracts Charged Off          $393,730.83       $904,201.50       $373,485.37       $399,028.86       $722,039.30
Recoveries                                  $326,344.81       $213,340.70       $321,206.78       $680,750.90       $388,800.97

Total Charged Off (Months 5,4,3)          $1,671,417.70
Total Recoveries (Months 3,2,1)           $1,390,758.65
Net Loss/(Recoveries) for 3 Mos             $280,659.05  (a)

Total Balance (Months 5,4,3)            $831,358,401.82  (b)

Loss Ratio Annualized [(a/b)*(12)]               0.4051%

Trigger: Is Ratio > 1.5%                             No

                                                           Apr-03                    May-03                Jun-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                    $2,599,450.19             $2,320,948.43         $1,891,733.01
     As % of Beginning Pool Balance                        0.97605%                  0.90606%              0.78037%
     Three Month Average                                   0.99882%                  1.01373%              0.88750%

Trigger: Is Average > 2.0%                           No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           2.5332%

Trigger: Is Minimum < 1.0%                            No

                                _______________________________________________________________

                       Navistar Financial 2002 - A Owner Trust
                            For the Month of June 2003
                         Distribution Date of July 15, 2003
                             Servicer Certificate #15

Original Pool Amount                                            $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                    $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                   $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                             $0.00
Beginning Pool Balance                                          $312,479,886.20
Beginning Pool Factor                                                 0.6249599

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $19,640,905.32
     Interest Collected                                           $1,962,398.54

Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $113,459.34
Total Additional Deposits                                           $113,459.34

Repos / Chargeoffs                                                  $201,834.30
Aggregate Number of Notes Charged Off                                        85

Total Available Funds                                            $21,716,763.20

Ending Pool Balance                                             $292,637,146.58
Ending Pool Factor                                                    0.5852744

Servicing Fee                                                       $260,399.91

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month Balance                                         $17,212,278.15
     Invest. Income                                                  $15,543.26
     Excess Serv.                                                   $531,230.88
     Transfer (to) Collections Account                                    $0.00
     Beginning Balance                                           $17,759,052.29

Reserve Account:
     Beginning Balance  (see Memo Item)                          $17,759,052.29
     Target Percentage                                                     5.50%
     Target Balance                                              $16,095,043.06
     Specified Yield Supplement Amount                                    $0.00
     Specified Yield Supplement Amount                               $25,884.41
     Specified Reserve Account Balance                           $16,120,927.47
     Minimum Balance                                              $9,999,997.65
     (Release) / Deposit                                         ($1,638,124.82)
     Ending Balance                                               16,120,927.47

Current Weighted Average APR:                                             7.588%
Current Weighted Average Remaining Term (months):                         36.18

Delinquencies

                                                            Dollars       Notes
     Installments:                  1 - 30 days         $1,263,162.01     1,370
                                   31 - 60 days           $165,284.40       207
                                       60+ days            $18,201.00        56

     Total:                                             $1,610,456.41     1,385

     Balances:                         60+ days         $1,257,305.76        56

                _______________________________________________________________

Navistar Financial 2002 - A Owner Trust
For the Month of June 2003
                                                                                          NOTES

                                                TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                  $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                                0.00%          96.00%           0.00%           0.00%          4.00%
     Coupon                                                   1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance                $312,479,886.20
Ending Pool Balance                   $292,637,146.58

Collected Principal                    $19,640,905.32
Collected Interest                      $1,962,398.54
Charge - Offs                             $201,834.30
Liquidation Proceeds / Recoveries         $113,459.34

Servicing                                 $260,399.91
Investment Earnings from Pre-Funding Acct.      $0.00
Negative Carry Amount                           $0.00
Cash Transfer from Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Svc   $21,456,363.29

Beginning Balance                     $312,479,886.20          $0.00  $72,060,690.75 $104,000,000.00 $121,000,000.00 $15,419,195.45

Interest Due 2                          $1,082,392.79          $0.00     $184,355.27     $354,466.67     $479,966.67     $63,604.18
Interest Paid                           $1,082,392.79          $0.00     $184,355.27     $354,466.67     $479,966.67     $63,604.18
Principal Due                          $19,842,739.62          $0.00   19,049,030.04           $0.00           $0.00    $793,709.58
Mandatory Prepayments Class A-1 only            $0.00          $0.00
Principal Paid                         $19,842,739.62          $0.00  $19,049,030.04           $0.00           $0.00    $793,709.58

Ending Balance                        $292,637,146.58          $0.00  $53,011,660.71 $104,000,000.00 $121,000,000.00 $14,625,485.87
Note/Certificate Pool Factor                                  0.0000          0.2913          1.0000          1.0000         0.7313
     (Ending Balance/Original Pool Amt)
Total Distributions                    $20,925,132.41          $0.00  $19,233,385.31     $354,466.67     $479,966.67    $857,313.76

Interest Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                          $531,230.88

     Beginning Reserve Acct Balance    $17,759,052.29
     (Release) / Draw                  ($1,638,124.82)
     Ending Reserve Acct Balance       $16,120,927.47

1 Principal distributions will be paid in the following priority:  First to class A-1 until paid in full, second 96.00% applied sequentially to Class A Notes and 4.00% to Class B Notes until all Class A Notes are repaid in full, then
100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for the first settlement based off 15-days, from 4/30/02 to, but excluding, 5/15/2002.

(*y represents previously paid interest and principal on other classes.)

-------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month        $53,993.24
 Total Outstanding Servicer Advances    $4,838,449.58
-------------------------------------------------------------------------
                                _______________________________________________________________

Navistar Financial 2002 - A Owner Trust
For the Month of June 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                              5                4                3                2                1

                                                         Feb-03           Mar-03           Apr-03           May-03           Jun-03

Beginning Pool Balance                          $361,348,477.50  $347,291,541.04  $335,840,839.74  $324,538,276.88  $312,479,886.20

A) Loss Trigger:
Principal of Contracts Charged Off                  $583,679.44      $590,193.14      $568,134.54      $185,515.73      $201,834.30
Recoveries                                          $579,261.74      $533,016.07      $301,093.42      $260,263.63      $113,459.34

Total Charged Off (Months 5,4,3)                  $1,742,007.12
Total Recoveries (Months 3,2,1)                     $674,816.39
Net Loss/(Recoveries) for 3 Mos                   $1,067,190.73 (a)

Total Balance (Months 5,4,3)                  $1,044,480,858.28 (b)

Loss Ratio Annualized [(a/b)*(12)]                       1.2261%

Trigger: Is Ratio > 1.5%                                   No

                                                                   Apr-03               May-03           Jun-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                             $2,319,935.55        $1,563,246.24    $1,257,305.76
     As % of Beginning Pool Balance                                 0.69078%             0.48168%         0.40236%
     Three Month Average                                            0.69863%             0.63017%         0.52494%

Trigger: Is Average > 2.0%                                  No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                                 3.2242%

Trigger: Is Minimum < 1.0%                                  No

                _______________________________________________________________

Navistar Financial 2002 - B Owner Trust                                                     Page 1 of 3
--------------------------------------------------------------------
For the Month of June 2003
Distribution Date of July 15, 2003
Servicer Certificate  #8
--------------------------------------------------------------------

Original Pool Amount                                            $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                   $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                   $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                    $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                    $25,713,811.37
Beginning Pool Balance                                          $676,716,972.83
Beginning Pool Factor                                                 0.7961382

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $35,583,345.16
     Interest Collected                                           $4,195,510.45
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $999,150.29
Total Additional Deposits                                           $999,150.29

Repos / Chargeoffs                                                $1,407,116.38
Aggregate Number of Notes Charged Off                                       135

Total Available Funds                                            $40,778,005.90

Ending Pool Balance                                             $639,726,511.29
Ending Pool Factor                                                    0.7526200

Servicing Fee                                                       $563,930.81

Repayment of Servicer Advances                                            $0.00

-----------------------------------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                         $37,525,420.39
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                  $33,954.60
     Excess Serv.                                                 $1,657,577.72
     Transfer (to)                                                        $0.00
                                                           --------------------
     Collections Acct
     Beginning Balance                                           $39,216,952.71
-----------------------------------------------------------------------------------------------------------

   0
Reserve Account:
     Beginning Balance  (see Memo Item)                          $39,216,952.71
     Target Percentage                                                    5.50%
     Target Balance                                              $35,184,958.12
     Specified Yield Supplement Amount                              $197,672.40
     Specified Yield Supplement Amount                                $7,401.38
     Specified Reserve Account Balance                           $35,390,031.90
     Minimum Balance                                             $16,999,987.45
     (Release) / Deposit                                         ($3,826,920.81)
     Ending Balance                                              $35,390,031.90

-----------------------------------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.641%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                         41.92
-----------------------------------------------------------------------------------------------------------

Delinquencies                                                        Dollars       Notes
                                                          ---------------------  --------
     Installments:                      1 - 30 days               3,253,606.77     3,417
                                       31 - 60 days                 551,438.73       733
                                            60+ days                156,499.65       287

     Total:                                                       3,961,545.15     3,432

     Balances:                              60+  days             5,813,868.17       287

                   _______________________________________________________________

Navistar Financial 2002 - B Owner Trust                                                                                                                 Page 2 of 3
For the Month of June 2003

                                                                       --------------------------------------------------------------------------------
                                                                                                            NOTES
                                TOTAL     CLASS A - 1     CLASS A - 2  CLASS A - 3a(3)  CLASS A - 3b     CLASS A - 4  CLASS B NOTES
Original Pool Amount  $850,000,000.00 $162,000,000.00 $230,000,000.00 $215,000,000.00 $25,000,000.00 $184,000,000.00 $34,000,000.00
Distributions:
    Distribution %  1                           0.00%          96.00%           0.00%           0.00%           0.00%          4.00%
    Coupon                                    1.6200%         1.9200%         1.4300%         2.6400%         3.5200%        5.2700%

Beginning Pool Bal    $676,716,972.83
Ending Pool Bal       $639,726,511.29

Collected Principal    $35,583,345.16
Collected Interest      $4,195,510.45
Charge - Offs           $1,407,116.38
Liquidation
                          $999,150.29
Swap Payments
  to/(from)Trust         ($225,630.56)
Servicing                 $563,930.81
Investment Earnings
  from Pre-Funding Acct.        $0.00
Negative Carry Amt              $0.00
Cash Transfer from
  Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Acct $0.00
Total Collections
  Avail for Debt Svc   $39,988,444.53

Beginning Balance     $676,716,972.83          $0.00 $219,168,293.92 $215,000,000.00  $25,000,000.00 $184,000,000.00 $33,548,678.91

Interest Due 2          $1,340,405.27          $0.00     $350,669.27     $247,668.06      $55,000.00     $539,733.33    $147,334.61
Interest Paid           $1,340,405.27          $0.00     $350,669.27     $247,668.06      $55,000.00     $539,733.33    $147,334.61
Principal Due          $36,990,461.54          $0.00  $35,510,843.08           $0.00           $0.00           $0.00  $1,479,618.46
Mandatory Prepayments
  Class A-1 only                $0.00          $0.00
Principal Paid         $36,990,461.54          $0.00  $35,510,843.08           $0.00           $0.00           $0.00  $1,479,618.46

Ending Balance
Note/Certificate Pool
  Factor(Ending Balance/
  Original Pool AMt     $639,726,511.29)       $0.00 $183,657,450.84 $215,000,000.00  $25,000,000.00 $184,000,000.00 $32,069,060.45
                                              0.0000          0.7985          1.0000          1.0000          1.0000         0.9432
Total Distributions
                         $38,330,866.81        $0.00  $35,861,512.35     $247,668.06      $55,000.00     $539,733.33  $1,626,953.07

Interest Shortfall                $0.00        $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall               $0.00        $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
    Total Shortfall               $0.00        $0.00           $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
    (see Memo Item -
  Reserve Account)        $1,657,577.72

  Beginning Reserve
    Acct Balance       $39,216,952.71
  (Release) / Draw     ($3,826,920.81)
  Ending Reserve
    Acct Balance       $35,390,031.90

1 Principal distributions will be paid in the following priority:  First to class A-1 until paid in full, second 96.00% applied sequentially to Class A Notes and 4.00% to Class B Notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 and Class A-3a Interest based on Actual Number of Days.  Interest for first settlement based off 27 days, from 11/19/02-12/15/02 for Class A-3a and Class A-1. Class A-3 Interest based on One Month Libor +25bp. Class A-2, A-3b, A-4, and
Class B Interest calculated on 26 days.

3 LIBOR was reset on 06/12/03 at 0.00%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03 Distribution
is 0.00%.

(*y represents previously paid interest and principal on other classes.)

-------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month        $396,287.95
 Total Outstanding Servicer Advances     $4,941,614.56
-------------------------------------------------------------------------

Navistar Financial 2002 - B Owner Trust                                                                                                                              Page 3 of 3
For the Month of June 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                5               4                3                2              1                0
                                           Jan-03          Feb-03           Mar-03           Apr-03         May-03           Jun-03

Remaining Gross Balance           $878,690,909.55 $884,749,737.09  $857,935,307.26  $827,271,621.24 $800,098,307.41 $766,978,120.10

A) Loss Trigger:
Principal of Contracts Charged Off    $116,972.23     $827,187.53    $1,559,962.39      $759,756.62     $908,327.73   $1,407,116.38
Recoveries                             $21,857.61      $17,804.68      $237,813.27       $79,684.90     $261,047.29     $999,150.29

Total Charged Off (Months 5,4,3)    $2,504,122.15
Total Recoveries (Months 3,2,1)       $578,545.46
                                   ----------------
Net Loss/(Recoveries) for 3 Mos     $1,925,576.69  (a)

Total Balance (Months 5,4,3)    $2,621,375,953.90  (b)

Loss Ratio Annualized [(a/b)*(12)]         0.8815%

Trigger: Is Ratio > 1.5%                       No

                                                                  pr-03              May-03              Jun-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                          $3,535,979.79       $2,982,715.15       $5,813,868.17
     As % of Remaining Gross Balance                             0.42743%            0.37279%            0.75802%
     Three Month Average                                         0.30815%            0.36226%            0.51941%

Trigger: Is Average > 2.0%                     No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance         4.1635%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                      No

Navistar Financial 2003 - A Owner Trust                                                 Page 1 of 3
---------------------------------------------------------------
For the Month of June 2003
Distribution Date of July 15, 2003
Servicer Certificate  #2
---------------------------------------------------------------

Original Pool Amount                                            $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                    $67,372,775.52
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Subsequent Receivables (transferred xx/xx/xx)                             $0.00
Beginning Pool Balance                                          $380,830,665.02
Beginning Pool Factor                                                 0.9673372

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $14,799,817.29
     Interest Collected                                           $2,286,616.89
     Mandatory Prepayments                                              $701.66
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                                    $0.00
Total Additional Deposits                                                 $0.00

Repos / Chargeoffs                                                  $180,989.86
Aggregate Number of Notes Charged Off                                         5

Total Available Funds                                            $16,967,421.61

Ending Pool Balance                                             $365,969,572.10
Ending Pool Factor                                                    0.9295890

Servicing Fee                                                       $317,358.89

Repayment of Servicer Advances                                      $119,714.23

-------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                         $16,998,110.36
     Trans Base                                                           $0.00
     Trans Low/0%                                                         $0.00
     Invest. Income                                                  $12,610.45
     Excess Serv.                                                 $1,255,382.68
     Transfer (to)                                                        $0.00
                                                            -------------------
     Collections Acct
     Beginning Balance                                           $18,266,103.49
-------------------------------------------------------------------------------
   0
Reserve Account:
     Beginning Balance  (see Memo Item)                          $18,266,103.49
     Target Percentage                                                     5.50%
     Target Balance                                              $20,128,326.47
     Specified Yield Supplement Amount                               $62,444.69
     Specified Yield Supplement Amount                                    $0.00
     Specified Reserve Account Balance                           $20,190,771.16
     Minimum Balance                                              $7,873,793.17
     (Release) / Deposit                                            ($12,610.45)
     Ending Balance                                              $18,253,493.04

--------------------------------------------------------------------------------
Current Weighted Average APR:                                            7.570%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                         44.35
--------------------------------------------------------------------------------

Delinquencies                                                 Dollars     Notes
                                                    -------------------  --------
     Installments:                1 - 30 days            1,692,253.29     1,716
                                 31 - 60 days              262,324.41       250
                                 60+  days                  36,518.46        30

     Total:                                              1,991,096.16     1,717

     Balances:                   60+  days                 998,028.71        30

Navistar Financial 2003 - A Owner Trust                                                                                                                  Page 2 of 3
For the Month of June 2003

                                          --------------------------------------------------------------------------------
                                                                               NOTES
                                                TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                  $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Distributions:
         Distribution Percentages  1                          100.00%           0.00%           0.00%            0.00%          0.00%
         Coupon                                               1.2500%         1.3100%         1.7300%          2.2400%        3.0800%

Beginning Pool Balance                $380,830,665.02
Ending Pool Balance                   $365,969,572.10

Collected Principal                    $14,680,103.06
Collected Interest                      $2,286,616.89
Charge - Offs                             $180,989.86
Liquidation Proceeds / Recoveries               $0.00
Servicing                                 $317,358.89
Investment Earnings from Pre-Funding Acct. $81,280.30
Cash Transfer from Negative Carry Acct.    $62,617.90
Cash Transfer from Pre-Funding Acct.          $701.66
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Svc   $16,793,960.92

Beginning Balance                     $487,141,006.45 $72,141,006.45 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00

Interest Due 2                            $676,783.66     $72,641.99     $191,041.67     $162,908.33     $202,066.67     $48,125.00
Interest Paid                             $676,783.66     $72,641.99     $191,041.67     $162,908.33     $202,066.67     $48,125.00
Principal Due                          $14,861,092.92 $14,861,092.92           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only          $701.66        $701.66
Principal Paid                         $14,861,794.58 $14,861,794.58           $0.00           $0.00           $0.00          $0.00

Ending Balance
Note/Certificate Pool Factor
  (Ending Balance/Original Pool Amt)  $472,279,211.87 $57,279,211.87 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
                                                             0.6739           1.0000          1.0000          1.0000         1.0000
Total Distributions
                                       $15,538,578.24 $14,934,436.57     $191,041.67     $162,908.33     $202,066.67     $48,125.00

Interest Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         Total Shortfall                        $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
    (see Memo Item - Reserve Acct)      $1,255,382.68

    Beginning Reserve Acct Balance     $18,266,103.49
    (Release) / Draw                      ($12,610.45)
    Ending Reserve Acct Balance        $18,253,493.04

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 06/05/03 to 06/16/03 for Class A-1,Class A-2, A-3, A-4, and Class B Interest calculated on 10 days(06/05/03 to 06/15/03).

(* y represents previously paid interest and principal on other classes.)

------------------------------------
Memo Item - Advances:
Servicer Advances  - Current Reporting Period   ($119,714.23)
Total Outstanding Servicer Advances            $2,241,593.72
------------------------------------

Navistar Financial 2003 - A Owner Trust                                                                                          Page 3 of 3
For the Month of June 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5             4             3              2                 1               0
                                                Jan-03        Feb-03         Mar-03        Apr-03            May-03          Jun-03

Remaining Gross Balance                            N/A           N/A            N/A           N/A   $445,694,454.55 $414,367,892.59

A) Loss Trigger:
Principal of Contracts Charged Off                  N/A           N/A           N/A           N/A       $135,617.83     $180,989.86
Recoveries                                          N/A           N/A           N/A           N/A             $0.00           $0.00

Total Charged Off (Months 5,4,3)                    N\A
Total Recoveries (Months 3,2,1)                   $0.00
                                             --------------
Net Loss/(Recoveries) for 3 Mos                     N\A (a)

Total Balance (Months 5,4,3)                        N/A (b)

Loss Ratio Annualized [(a/b)*(12)]                  N\A

Trigger: Is Ratio > 1.5%                             No

                                                           Apr-03         May-03          Jun-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                              N/A    $562,341.34      $998,028.71
    As % of Remaining Gross Balance                           N\A       0.12617%         0.24086%
    Three Month Average                                       N/A            N/A              N/A

Trigger: Is Average > 2.0%                           No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance                4.6365%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                           No

Beginning Balance-Back-up Servicer Account  $250,000.00
minus:    Activity for month                          0
Ending Balance- Back-up Servicer Account    $250,000.00

                        Navistar Financial 2003 - A Owner Trust

For the Period 06/17/03 through 07/15/03

Pre-Funding Account:

  Beginning Balance 06/17/03                                    $106,310,341.43
   Plus: Investment Earnings                                         $81,280.30
   Less: 07/7/03 Transfer to Seller                             $106,309,639.77
   Less: Investment Earnings to Collection Account                   $81,280.30
                                                                   ------------
   Balance 07/15/03                                                     $701.66
   Less: Amount transferred to Collections
           Account-Mandatory Prepayment                                 $701.66
                                                                   ------------
            Balance at Close of Business  on  7/15/03                     $0.00

Negative Carry Account:

   Beginning Balance 06/17/03                                       $498,976.04
   Plus: Investment Earnings                                            $463.69
   Less: 07/14/03 Negative Carry Amount to Collections Acct          $62,617.90
   Less: Investment Earnings Distributed to Seller                      $463.69
                                                                    ------------
   Subtotal                                                         $436,358.14
   Less: Required Negative Carry Account Balance                          $0.00
                                                                   ------------
   Subtotal:  Excess over the Required Negative Carry Acct Balance  $436,358.14
   Less:  Excess released to Seller on 07/15/03                     $436,358.14
                                                                   ------------

                Ending  Account Balance 07/15/03                          $0.00

**Memo: On 7/7/03, subsequent to the end of the June Due Period, a $106,309,639.77 in Receivables were transferred to the
2003-A  Owner Trust completing the prefunding requirement.  Therefore the Funding Period ended on 7/15/03 resulting in a
$701.66 Mandatory Prepayment to the Class A-1 Noteholders and a final distribution from the Prefunding Acccount and Negative
Carry Account to the Seller.